EXHIBIT 10 L


                  CURRENT QUOTES OUTSTANDING


 End User    Country    Well #         MFC       Sales    Freight   Rep
                                                 Price      and
                                                         Insurance

SPC          Syria   10 tools: ZAR  I332ET-000  $179,670.00   TBD     AFI

AFPC       Syria   4 tools:       Full          $143,136.00   TBD     AFI
                   NIS/MAL        bore/I520

Perez      Venezu  Orid-2       S-MT-FB 1.5-12  $90,600.00    TBD   Hector
Compac     ela

Perez      Venezu  C-184          I312ET-075    $7,958.00     TBD
Compac     ela

Perez      Venezu  C-182          I312ET-095    $7,958.00     TBD
Compac     ela

Perez      Venezu  C-196          I312ET-095    $7,958.00     TBD
Compac     ela

SSB        Malays  Barton Field-  I332ET.25     $16,208.00    TBD   Bob/Fra
           ia      204L                                             ncis
                   Barton Field-  I332ET.185    $15,933.00    TBD
                   203S

BSP        Brunei  TG-31          SFL 10-8-14   $77,400.00    TBD   Francis

BSP        Brunei  Rausau Station SFL 10-8-7    $77,400.00    TBD

Brisbane   Austra  rooftop        FL8-4-8       $11,900.00    TBD     IOR
Treas.     lia     cooling tower                                    Energy
Casino

PDVSA      Venezu  AG-24          I332.185      $18,297.00    TBD   MW De V
          ela
                   AG-261         I332.25       $17,781.00    TBD   MW De V
                   JM-107         I332.125      $17,781.00    TBD   MW De V

Teikoku            BA-13-7        I332.000      $17,781.00    TBD   MW De V
                   Corporo-10     I332.125      $17,781.00    TBD   MW De V
                   Tamanaco       I825 FB-2.0-  $110,300.00   TBD   MW De V
                                  4.6*
Job P SS   Indone  Matoa #11      I1015-1.5     $29,250.00  $630.00 Haroan
           sia

Suncor     Canada  Simonette      I720ET-1.50   $18,775.00          direct

            TOTAL     GROSS         SALES       $883,867.00


* this tool is from the original PEMECO order